Exhibit 99.1

JOINT PRESS RELEASE:

NEWS RELEASE

NCR Steps Into Payments,
Announces Definitive Agreement to Acquire JetPay

ATLANTA and ALLENTOWN, Pa. – October 22, 2018 – NCR Corporation (NYSE: NCR) today announced a definitive agreement to acquire Allentown, Pa.-based JetPay (NASDAQ: JTPY), a provider of end-to-end payment processing and Human Capital Management solutions.

The transaction will be a cash tender offer of $5.05 per JetPay share, which represents a multiple of 2.9 times 2018 consensus revenue forecast of $63.4 million. The purchase price is approximately $184 million and will be financed with a combination of cash on hand and existing capacity under NCR’s revolving credit facility. The offer has been approved by each company’s board of directors.

This acquisition will enable NCR to integrate a cloud-based payments platform into its enterprise point-of-sale (POS) solutions for retail and hospitality industries. It also accelerates NCR’s strategy of increasing recurring revenue growth and expanding margins by enhancing its mix of software and services.

“The acquisition of JetPay is a key, strategic initiative that will enable NCR to create a full, end-to-end integrated payments offering for its enterprise-wide POS customers,” said NCR President and Chief Executive Officer, Michael D. Hayford. “Enabling payments as part of our transactions is part of our long-term strategy to create integrated value for our clients.”

“JetPay has always focused on taking great care of our customers, creating value for our stockholders, delivering innovative solutions, and expanding our market reach,” said Diane Faro, Chief Executive Officer, JetPay. “This combination dramatically accelerates our capabilities across these initiatives. NCR’s global footprint, brand recognition and track record of innovation will help us accelerate our strategic objectives and create even more value for our customers.”

“NCR’s acquisition of JetPay reflects an important trend in consolidation in the payments ecosystem. This acquisition allows NCR to couple stickier, feature-rich POS and payment acceptance applications with payment processing, ” said Rivka Gewirtz Little, Research Director, Worldwide Payment Strategies, IDC. “Additionally, both NCR and JetPay have provided services to the SMB market where retailers are likely to be open for the adoption of a unified POS and payments processing offering. This consolidated offering means maintaining simpler relationships with fewer vendors without compromising on features.”

The transaction is anticipated to close by year-end, subject to regulatory approval and other customary closing conditions. The two companies anticipate a smooth transition for customers, channel partners and employees.

Two of JetPay’s major stockholders, Flexpoint Ford, a private equity investment firm that specializes in the financial services and healthcare industries, and Larry Stone, a longstanding executive in the payment processing industry, have agreed to tender their shares in support of the transaction.

Financial Technology Partners LP and FTP Securities LLC acted as the financial and strategic advisor to the Special Committee of the Board of Directors of JetPay and Dechert LLP acted as legal advisors.

BofA Merrill Lynch acted as the financial and strategic advisor to the Board of Directors of NCR Corporation in connection with the transaction.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a leader in banking and commerce solutions, powering incredible experiences that make life easier. With its software, hardware, and portfolio of services, NCR enables 760 million transactions daily across financial, retail, hospitality, travel, telecom and technology industries. NCR is headquartered in Atlanta, Ga., with 34,000 employees and does business in 180 countries. NCR is a trademark of NCR Corporation in the United States and other countries.

Web site: www.ncr.com

Twitter: @NCRCorporation

Facebook: www.facebook.com/ncrcorp

LinkedIn: www.linkedin.com/company/ncr-corporation

YouTube: www.youtube.com/user/ncrcorporation

About JetPay Corporation

JetPay Corporation, based in Allentown, Pa., is a leading provider of vertically integrated solutions for businesses including card acceptance, processing, payroll, payroll tax filing, human capital management services, and other financial transactions. JetPay provides a single vendor solution for payment services, debit and credit card processing, ACH services, and payroll and human capital management needs for businesses throughout the United States. The Company also offers low-cost payment choices for the employees of these businesses to replace costly alternatives. The Company’s vertically aligned services provide customers with convenience and increased revenues by lowering payments-related costs and by designing innovative, customized solutions for internet, mobile, and cloud-based payments. Please visit www.jetpay.com for more information on what JetPay has to offer or call 866-4JetPay (866-453-8729).

News Media Contact:

Tim Henschel

NCR Corporation

770-299-5100

Tim.Henschel@NCR.com

Investor Contact:
Michael Nelson

NCR Corporation

678-808-6995

212-589-8428
michael.nelson@ncr.com

Peter Davidson

JetPay Corporation

404-427-9432

peter.davidson@jetpaycorp.com

Gregory Krzemien

JetPay Corporation

610-737-1939

Gkrzemien@jetpaycorp.com

Notice to Investors

The tender offer for the outstanding common and preferred stock of JetPay has not yet commenced.  This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of JetPay.  The solicitation and offer to buy common stock and preferred stock of JetPay will only be made pursuant to an Offer to Purchase and related materials.  At the time the tender offer is commenced, NCR’s acquisition subsidiary, Orwell Acquisition Corporation, will file a tender offer statement on Schedule TO with the SEC, and JetPay will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.  Investors are urged to read these materials when they become available, as well as any other relevant documents filed with the SEC when they become available, carefully and in their entirety because they will contain important information, including the terms and conditions of the tender offer.  Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that JetPay files with the SEC at the SEC's website at www.sec.gov, or free of charge from JetPay at www.jetpay.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this announcement regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits of the proposed transaction, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of NCR or JetPay constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words "expects," "intends," "anticipates," "estimates," "predicts," "believes," "should," "potential," "may," "forecast," "objective," "plan," or "targets" and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to obtain requisite regulatory approvals, the majority of the voting power of the Shares and the Preferred Shares and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; the ability to achieve the value creation contemplated by the proposed transaction; and the other factors and financial, operational and legal risks or uncertainties described in the NCR’s and JetPay's public filings with the SEC, including the "Risk Factors" sections of JetPay's Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q, as well as the tender offer documents to be filed by Orwell Acquisition Corporation and the Solicitation/Recommendation Statement to be filed by JetPay.  JetPay stockholders should not place undue reliance on any forward-looking statements.  NCR and JetPay disclaim any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.